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EXHIBIT 21.  SUBSIDIARIES OF THE REGISTRANT
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                                                                                                  ORGANIZED
                                                                                                  UNDER LAW OF
                                                                                                  ------------
UNIVERSAL CORPORATION                                                                             Virginia
Universal Leaf Tobacco Company, Incorporated                                                      Virginia
        Universal Leaf North America NC, Inc.                                                     North Carolina
              Casa Export Limited                                                                 Virginia
              Grassland Holding, Incorporated                                                     Kentucky
              Tabacos Del Pacifico Norte, S.A. De C.V.                                            Mexico
              Tabacos Argentinos S.A.                                                             Argentina
              Procesadora Unitab, S.A.*                                                           Guatemala
        Latin America Tobacco Company                                                             Virginia
        Maclin-Zimmer-McGill Tobacco Company, Incorporated                                        Virginia
        Simcoe Leaf Tobacco Company, Limited                                                      Canada
        Dunnington-Beach Tobacco Company, Incorporated                                            Virginia
        Universal Leaf Export Company, Incorporated                                               Guam
        Universal Leaf International, Inc.                                                        Virginia
        B. V. European Tobacco Company                                                            Netherlands
              L'Agricola, S.p.A.                                                                  Italy
        Deltafina, S.p.A.                                                                         Italy
        Forestab, S.p.A.                                                                          Italy
        Itofina, S.A.                                                                             Switzerland
        Orient Leaf Tobacco Co., Inc.                                                             Philippines
        Universal Leaf Tabacos Limitada                                                           Brazil
              Tebe-Ele S.A. Comercio Exterior Ltda.                                               Brazil
        Universal Leaf Far East, Limited                                                          Hong Kong
        Universal Yaprak Tutun Sanayi Ve Ticaret A.S.                                             Turkey
        Continental Tobacco, S.A.                                                                 Switzerland
              Toutiana, S.A.                                                                      Switzerland
                    Nyiregyhazi Dohanyfermentalo Rt.                                              Hungary
                    Ultoco, S.A.                                                                  Switzerland



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                                                      - 62 -

              Limbe Leaf Tobacco Company, Limited                                                 Malawi
                    Lytton Tobacco Company (Malawi) Limited                                       Malawi
              Tanzania Leaf Tobacco Co., Ltd                                                      Tanzania
        Gebruder Kulenkampff, Inc.                                                                Virginia
              Gebruder Kulenkampff AG                                                             Germany
                    Tutuntex Ticaret A.S.                                                         Turkey
                    Industria AG                                                                  Switzerland
                           Trestina Azienda Tabacchi, S.p.A.*                                     Italy
                    Latina Tabacchi Greggi Italiani, S.p.A.                                       Italy
        Zimleaf Holdings (Private), Limited                                                       Zimbabwe
              Lytton Tobacco Company (Private), Limited                                           Zimbabwe
              Zimbabwe Leaf Tobacco Company (Private) Limited                                     Zimbabwe
        Casalee, Inc.                                                                             Virginia
              Madison Management Ltd.                                                             British Virgin Isles
              Tobacco Trading International, Inc.                                                 British Virgin Isles
              Casalee Transtobac Lieferanten A.G.                                                 Switzerland
              Casalee Transtobac  (PVT) Ltd.                                                      Zimbabwe
        Universal Leaf P.H., Inc                                                                  Virginia
              Lancaster Leaf Tobacco Company of Pennsylvania, Inc.                                Virginia
                  Lancotab, N.V.                                                                  Belgium
                  Lancaster Philippines, Incorporated                                             Philippines
              Southern Processors, Incorporated                                                   Virginia
              Southwestern Tobacco Company, Incorporated                                          Virginia
              J. P. Taylor Company, Incorporated                                                  Virginia
              Tobacco Processors, Incorporated                                                    Virginia
              W. H. Winstead Company, Incorporated                                                Virginia
              Universal DC Holdings Ltd.                                                          USA/United Kingdom
                  Universal Leaf (UK) Limited                                                     USA/United Kingdom
                    C.G. Services Ltd.                                                            United Kingdom
                    Casalee (UK) Ltd.                                                             United Kingdom
                    Universal Eastern Europe Limited                                              United Kingdom
Deli Universal, Inc.                                                                              Virginia
        Imperial Commodities Corporation                                                          California
        Red River Foods, Inc.                                                                     Virginia
              HTC Commodities, Inc.                                                               Virginia
        Red River Commodities, Incorporated                                                       North Dakota
        Ermor Tabarama-Tabacos do Brasil Ltda.                                                    Brazil


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                                                      - 63 -


        Deli-Mij Holdings Ltd.                                                                    United Kingdom
              Corrie, MacColl & Son Ltd.                                                          United Kingdom
              Van Rees Ltd.                                                                       United Kingdom
        N.V. Deli Universal                                                                       Netherlands
              Deli Maatschappij B.V.                                                              Netherlands
              Deli Services B.V.                                                                  Netherlands
              Jongeneel Holding B.V.                                                              Netherlands
                    Jongeneel B.V.                                                                Netherlands
              Heuvelman Holding B.V.                                                              Netherlands
                    Heuvelman Hout Beheer B.V.                                                    Netherlands
              Steffex Beheer B.V.                                                                 Netherlands
                    Handelmatschappij Steffex B.V.                                                Netherlands
              Unifine *                                                                           Netherlands
              B.V. Deli-HTL Tabak Maatschappij                                                    Netherlands
              Van Rees B.V.                                                                       Netherlands
              Van Rees Ceylon B.V.                                                                Netherlands
        Beleggings-en Beheermaatschappij "DE Amstel' B.V.                                         Netherlands
              Indoco International B.V.                                                           Netherlands
              Industria Exportadora de Tabacos Dominicanos "Inetab" C. por                        Dominican Republic
              Companhia Panamericana de Tabacos "Copata"                                          Dominican Republic
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      * Company  is 20 percent  or more  owned by parent  and  earnings  of such company are recorded under the equity method of accounting.